Exhibit 99.1
FOR IMMEDIATE RELEASE
July 13, 2010
WESTAMERICA BANCORPORATION REPORTS
SECOND QUARTER 2010 RESULTS
San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported second quarter 2010 net income applicable to common equity of $23.6 million, or $0.80 diluted earnings per share (“EPS”), compared to $23.6 million, or $0.80 EPS in the prior quarter and $22.1 million, or $0.75 EPS in the second quarter 2009. Second quarter 2009 results include the operations of the former County Bank, which Westamerica acquired from the Federal Deposit Insurance Corporation (FDIC) on February 6, 2009. Second quarter 2010 net income applicable to common equity represents an 18.2 percent annualized return on average common equity.
“Westamerica’s net interest margin rose to 5.62 percent in the second quarter 2010 from 5.60 percent in the prior quarter. We continue to apply our long-held practice of focusing on checking and savings deposits which now represent 78 percent of our deposit base. The annualized cost of funding our loan and investment portfolios was only 0.31 percent in the second quarter 2010,” said Chairman, President and CEO David Payne. “Our credit quality remains stable with second quarter net loan losses totaling 0.64 percent (annualized) of our non-FDIC indemnifed loan portfolio, and our loan loss reserve represents 1.87 percent of non-indeminfied loans at quarter-end. Common shareholders’ equity grew to $528 million at June 30, 2010 resulting in a total regulatory capital ratio of 15.7,” Payne added.
Net interest income on a fully taxable equivalent basis (FTE) was $56.6 million for the second quarter 2010, compared to $57.0 million (FTE) for the prior quarter and $62.3 million (FTE) for the second quarter 2009. The second quarter 2010 annualized net interest margin was 5.62 percent (FTE), compared to 5.60 percent (FTE) for the prior quarter and 5.34 percent (FTE) for the second quarter 2009. The decline in net interest income is attributable to lower levels of interest-earning assets. Weak economic conditions and deleveraging by businesses and individuals have impacted loan volumes.

The provision for loan losses was $2.8 million for the second quarter 2010, compared to $2.8 million and $2.6 million for the first quarter 2010 and second quarter 2009, respectively. Non-covered non-performing loans at June 30, 2010 totaled $21 million, unchanged from $21 million at March 31, 2010.
Noninterest income for the second quarter 2010 was $15.8 million, compared to $15.5 million in the first quarter 2010.
Noninterest expense for the second quarter of 2010 totaled $32.1 million, unchanged from the prior quarter. Personnel cost declines were offset by increases in professional fees and expenses related to repossessed loan collateral in the second quarter 2010 compared to the prior quarter’s expenses.
Shareholders’ equity at June 30, 2010 was $528 million, increased from $519 million at March 31, 2010. Westamerica paid a regular quarterly dividend of $0.36 per common share in May 2010, totaling $10.6 million. At June 30, 2010, Westamerica Bancorporation’s total regulatory capital ratio was 15.7 percent and Westamerica Bank’s total regulatory capital ratio was 15.4 percent; both measurements exceed the “well-capitalized” level of ten percent under regulatory requirements.
Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking offices throughout Northern and Central California. At June 30, 2010, the Company’s total assets and total loans outstanding were $4.7 billion and $2.9 billion, respectively.
Westamerica Bancorporation Web Address: www.westamerica.com
For additional information contact:
Westamerica Bancorporation
Robert A. Thorson — SVP & Chief Financial Officer
707-863-6840

FORWARD-LOOKING INFORMATION:
The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”
Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company’s control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company’s most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2009 filed on Form 10-K and quarterly report for the quarter ended March 31, 2010 filed on Form 10-Q, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company’s business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.
#######

Public Information July 13, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2010
1. Net Income Summary.

		(dollars in thousands except per-share amounts)
				Q2’10 /		Q2’10 /			6/30’10YTD /
		Q2’10	Q2’09	Q2’09	Q1’10	Q1’10	6/30’10YTD	6/30’09YTD	6/30’09YTD
1	Net Interest Income (Fully Taxable Equivalent)	$56,573	$62,318	-9.2%	$57,029	-0.8%	$113,602	$121,677	-6.6%
2	Provision for Loan Losses	2,800	2,600	7.7%	2,800	0.0%	5,600	4,400	27.3%
3	Noninterest Income:
4	Gain on Acquisition	0	0	n/m	0	n/m	0	48,844	n/m
5	Other	15,770	16,386	-3.8%	15,470	1.9%	31,240	31,510	-0.9%

6	Total Noninterest Income	15,770	16,386	-3.8%	15,470	1.9%	31,240	80,354	n/m
7	Noninterest Expense	32,095	38,666	-17.0%	32,031	0.2%	64,126	72,789	-11.9%

8	Income Before Taxes (FTE)	37,448	37,438	0.0%	37,668	-0.6%	75,116	124,842	n/m
9	Income Tax Provision (FTE)	13,887	14,255	-2.6%	14,092	-1.5%	27,979	48,834	n/m

10	Net Income	23,561	23,183	1.6%	23,576	-0.1%	47,137	76,008	n/m
11	Preferred Stock Dividends and Discount Accretion	0	1,107	n/m	0	n/m	0	1,685	n/m

12	Net Income Applicable to Common Equity	$23,561	$22,076	6.7%	$23,576	-0.1%	$47,137	$74,323	n/m

13	Average Common Shares Outstanding	29,207	29,126	0.3%	29,228	-0.1%	29,217	29,002	0.7%
14	Diluted Average Common Shares Outstanding	29,568	29,403	0.6%	29,596	-0.1%	29,582	29,254	1.1%

15	Operating Ratios:
16	Basic Earnings Per Common Share	$0.81	$0.76	6.6%	$0.81	0.0%	$1.61	$2.56	n/m
17	Diluted Earnings Per Common Share	0.80	0.75	6.7%	0.80	0.0%	1.59	2.54	n/m
18	Return On Assets (annualized)	2.00%	1.68%		1.99%		1.99%	2.92%
19	Return On Common Equity (annualized)	18.2%	19.0%		18.8%		18.5%	33.1%
20	Net Interest Margin (FTE) (annualized)	5.62%	5.34%		5.60%		5.61%	5.35%
21	Efficiency Ratio (FTE)	44.4%	49.1%		44.2%		44.3%	36.0%

22	Dividends Paid Per Common Share	$0.36	$0.35	2.9%	$0.36	0.0%	$0.72	$0.71	1.4%
23	Common Dividend Payout Ratio	45%	47%		45%		45%	28%
2. Net Interest Income.

		(dollars in thousands)
				Q2’10 /		Q2’10 /			6/30’10YTD /
		Q2’10	Q2’09	Q2’09	Q1’10	Q1’10	6/30’10YTD	6/30’09YTD	6/30’09YTD

1	Interest and Fee Income (FTE)	$59,718	$68,063	-12.3%	$60,563	-1.4%	$120,281	$132,255	-9.1%
2	Interest Expense	3,145	5,745	-45.2%	3,534	-11.0%	6,679	10,578	-36.9%

3	Net Interest Income (FTE)	$56,573	$62,318	-9.2%	$57,029	-0.8%	$113,602	$121,677	-6.6%

4	Average Earning Assets	$4,033,831	$4,678,615	-13.8%	$4,111,345	-1.9%	$4,072,374	$4,577,554	-11.0%
5	Average Interest-Bearing Liabilities	2,754,458	3,311,650	-16.8%	2,846,144	-3.2%	2,800,047	3,234,098	-13.4%

6	Yield on Earning Assets (FTE) (annualized)	5.93%	5.83%		5.95%		5.94%	5.82%
7	Cost of Funds (annualized)	0.31%	0.49%		0.35%		0.33%	0.47%
8	Net Interest Margin (FTE) (annualized)	5.62%	5.34%		5.60%		5.61%	5.35%
9	Interest Expense/Interest-Bearing Liabilities (annualized)	0.46%	0.70%		0.50%		0.48%	0.66%
10	Net Interest Spread (FTE) (annualized)	5.47%	5.13%		5.45%		5.46%	5.16%
3. Loans & Other Earning Assets.

		(average volume, dollars in thousands)
				Q2’10 /		Q2’10 /			6/30’10YTD /
		Q2’10	Q2’09	Q2’09	Q1’10	Q1’10	6/30’10YTD	6/30’09YTD	6/30’09YTD

1	Total Assets	$4,731,270	$5,265,101	-10.1%	$4,812,924	-1.7%	$4,771,872	$5,133,941	-7.1%
2	Total Earning Assets	4,033,831	4,678,615	-13.8%	4,111,345	-1.9%	4,072,374	4,577,554	-11.0%
3	Total Loans	2,924,515	3,383,654	-13.6%	2,996,628	-2.4%	2,960,372	3,260,483	-9.2%
4	Commercial Loans	773,814	944,257	-18.1%	796,249	-2.8%	784,970	914,907	-14.2%
5	Commercial Real Estate Loans	1,224,442	1,361,420	-10.1%	1,238,344	-1.1%	1,231,354	1,276,810	-3.6%
6	Consumer Loans	926,259	1,077,977	-14.1%	962,035	-3.7%	944,048	1,068,766	-11.7%
7	Total Investment Securities	1,109,316	1,294,961	-14.3%	1,114,717	-0.5%	1,112,002	1,317,071	-15.6%
8	Available For Sale (Market Value)	435,317	433,065	0.5%	403,950	7.8%	419,720	416,536	0.8%
9	Held To Maturity	673,999	861,896	-21.8%	710,767	-5.2%	692,282	900,535	-23.1%
10	HTM Unrealized Gain at Period-End	16,361	243	n/m	11,183	n/m	16,361	243	n/m

11	Loans / Deposits	75.1%	80.5%		75.8%		75.4%	80.8%

Public Information July 13, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2010
4. Deposits & Other Interest-Bearing Liabilities.

		(average volume, dollars in thousands)
				Q2’10 /		Q2’10 /			6/30’10YTD /
		Q2’10	Q2’09	Q2’09	Q1’10	Q1’10	6/30’10YTD	6/30’09YTD	6/30’09YTD

1	Total Deposits	$3,895,671	$4,202,607	-7.3%	$3,955,299	-1.5%	$3,925,321	$4,033,461	-2.7%
2	Noninterest Demand	1,384,249	1,333,412	3.8%	1,379,797	0.3%	1,382,036	1,309,844	5.5%
3	Interest-Bearing Transaction	664,952	741,084	-10.3%	663,519	0.2%	664,239	704,458	-5.7%
4	Savings	954,367	968,048	-1.4%	965,490	-1.2%	959,898	923,138	4.0%
5	Time greater than $100K	541,213	629,646	-14.0%	555,942	-2.6%	548,537	642,747	-14.7%
6	Time less than $100K	350,890	530,417	-33.8%	390,551	-10.2%	370,611	453,274	-18.2%
7	Total Short-Term Borrowings	216,586	415,871	-47.9%	244,158	-11.3%	230,295	483,880	-52.4%
8	Fed Funds Purchased	0	119,837	n/m	0	n/m	0	216,807	n/m
9	Other Short-Term Funds	216,586	296,034	-26.8%	244,158	-11.3%	230,295	267,073	-13.8%
10	Long-Term Debt	26,450	26,584	-0.5%	26,484	-0.1%	26,467	26,601	-0.5%
11	Shareholders’ Equity	518,128	547,816	-5.4%	507,406	2.1%	512,796	516,608	-0.7%

12	Demand Deposits / Total Deposits	35.5%	31.7%		34.9%		35.2%	32.5%
13	Transaction & Savings Deposits / Total Deposits	77.1%	72.4%		76.1%		76.6%	72.8%
5. Interest Yields Earned & Rates Paid.

		(dollars in thousands)
			Q2’10		Q1’10		Q2’09
		Average	Income/	Yield */	Yield*/	Average	Income/	Yield*/
		Volume	Expense	Rate	Rate	Volume	Expense	Rate

1	Interest & Fees Income Earned
2	Total Earning Assets (FTE)	$4,033,831	$59,718	5.93%	5.95%	$4,678,615	$68,063	5.83%
3	Total Loans (FTE)	2,924,515	45,083	6.18%	6.17%	3,383,654	50,611	6.00%
4	Commercial Loans (FTE)	773,814	12,302	6.38%	6.22%	944,257	13,327	5.66%
5	Commercial Real Estate Loans	1,224,442	20,240	6.63%	6.65%	1,361,420	22,316	6.57%
6	Consumer Loans	926,259	12,541	5.43%	5.53%	1,077,977	14,968	5.57%
7	Total Investment Securities (FTE)	1,109,316	14,635	5.28%	5.36%	1,294,961	17,452	5.39%

8	Interest Expense Paid
9	Total Earning Assets	4,033,831	3,145	0.31%	0.35%	4,678,615	5,745	0.49%
10	Total Interest-Bearing Liabilities	2,754,458	3,145	0.46%	0.50%	3,311,650	5,745	0.70%
11	Total Interest-Bearing Deposits	2,511,422	2,180	0.35%	0.39%	2,869,195	4,468	0.62%
12	Interest-Bearing Transaction	664,952	218	0.13%	0.13%	741,084	293	0.16%
13	Savings	954,367	659	0.28%	0.31%	968,048	1,059	0.44%
14	Time less than $100K	350,890	449	0.51%	0.64%	530,417	1,381	1.04%
15	Time greater than $100K	541,213	854	0.63%	0.67%	629,646	1,735	1.11%
16	Total Short-Term Borrowings	216,586	543	1.00%	1.03%	415,871	856	0.83%
17	Fed Funds Purchased	0	0	0.00%	0.00%	119,837	47	0.15%
18	Other Short-Term Funds	216,586	543	1.00%	1.03%	296,034	809	1.10%
19	Long-Term Debt	26,450	422	6.38%	6.42%	26,584	421	6.35%
20	Net Interest Income and Margin (FTE)		$56,573	5.62%	5.60%		$62,318	5.34%

*	Annualized
6. Noninterest Income.

		(dollars in thousands except per share amounts)
				Q2’10 /		Q2’10 /			6/30’10YTD /
		Q2’10	Q2’09	Q2’09	Q1’10	Q1’10	6/30’10YTD	6/30’09YTD	6/30’09YTD

1	Service Charges on Deposit Accounts	$8,629	$9,116	-5.3%	$8,742	-1.3%	$17,371	$17,538	-1.0%
2	Merchant Credit Card Income	2,176	2,223	-2.1%	2,221	-2.0%	4,397	4,655	-5.6%
3	ATM Fees & Interchange	1,021	1,013	0.8%	891	14.7%	1,912	1,826	4.7%
4	Debit Card Fees	1,245	1,323	-5.9%	1,174	6.1%	2,419	2,389	1.3%
5	Financial Services Commissions	223	137	62.1%	149	50.0%	372	291	27.7%
6	Mortgage Banking Income	40	25	59.3%	20	94.9%	60	42	41.6%
7	Trust Fees	448	373	20.3%	381	17.6%	829	737	12.5%
8	Other Income	1,988	2,176	-8.7%	1,892	5.0%	3,880	4,032	-3.8%

9	Sub-total	15,770	16,386	-3.8%	15,470	1.9%	31,240	31,510	-0.9%
10	Gain on Acquisition	0	0	n/m	0	n/m	0	48,844	n/m

11	Total Noninterest Income	$15,770	$16,386	-3.8%	$15,470	1.9%	$31,240	$80,354	n/m

12	Operating Ratios:
13	Total Revenue (FTE)	$72,343	$78,704	-8.1%	$72,499	-0.2%	$144,842	$202,031	n/m
14	Noninterest Income / Revenue (FTE)	21.8%	20.8%		21.3%		21.6%	39.8%
15	Service Charges / Avg. Deposits (annualized)	0.89%	0.87%		0.90%		0.89%	0.88%
16	Total Revenue Per Avg. Common Share (annualized)	$9.93	$10.84	-8.3%	$10.06	-1.2%	$10.00	$14.05	n/m

Public Information July 13, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2010
7. Noninterest Expense.

					(dollars in thousands)
				Q2’10 /		Q2’10 /			6/30’10YTD /
		Q2’10	Q2’09	Q2’09	Q1’10	Q1’10	6/30’10YTD	6/30’09YTD	6/30’09YTD

1	Salaries & Benefits	$15,476	$17,448	-11.3%	$15,892	-2.6%	$31,368	$33,819	-7.2%
2	Occupancy	3,822	5,413	-29.4%	3,777	1.2%	7,599	10,823	-29.8%
3	Equipment	1,116	1,607	-30.6%	1,051	6.2%	2,167	2,829	-23.4%
4	Outsourced Data Processing	2,202	2,378	-7.4%	2,240	-1.7%	4,442	4,482	-0.9%
5	Courier	903	994	-9.1%	907	-0.4%	1,810	1,892	-4.3%
6	Postage	454	531	-14.5%	475	-4.4%	929	993	-6.5%
7	Telephone	406	478	-15.1%	389	4.3%	795	865	-8.0%
8	Professional Fees	867	779	11.3%	663	30.7%	1,530	1,667	-8.2%
9	Stationery & Supplies	330	374	-11.9%	350	-5.9%	680	741	-8.2%
10	Loan Expense	475	205	132.2%	418	13.8%	893	1,199	-25.5%
11	Operational Losses	158	221	-28.8%	220	-28.6%	378	416	-9.2%
12	Amortization of Identifiable Intangibles	1,540	1,695	-9.1%	1,598	-3.6%	3,138	3,380	-7.2%
13	FDIC Insurance Assessment	1,260	3,221	n/m	1,320	-4.5%	2,580	3,378	n/m
14	Other Operating	3,086	3,322	-7.1%	2,731	13.0%	5,817	6,305	-7.7%

15	Total Noninterest Expense	$32,095	$38,666	-17.0%	$32,031	0.2%	$64,126	$72,789	-11.9%

16	Average (Avg.) Full Time Equivalent Staff	1,018	1,176	-13.4%	1,032	-1.4%	1,025	1,160	-11.6%
17	Avg. Assets / Avg. Full Time Equivalent Staff	$4,648	$4,477	3.8%	$4,664	-0.3%	$4,655	$4,426	5.2%

18	Operating Ratios:
19	FTE Revenue / Avg. Full Time Equiv. Staff (annualized)	$285	$268	6.3%	$285	0.0%	$285	$351	-18.8%
20	Noninterest Expense / Avg. Earning Assets (annualized)	3.19%	3.31%		3.16%		3.18%	3.21%
21	Noninterest Expense / FTE Revenues	44.4%	49.1%		44.2%		44.3%	36.0%
8. Provision for Loan Losses.

		(dollars in thousands)
				Q2’10 /		Q2’10 /			6/30’10YTD /
		Q2’10	Q2’09	Q209	Q1’10	Q1’10	6/30’10YTD	6/30’09YTD	6/30’09YTD

1	Average Total Loans	$2,924,515	$3,383,654	-13.6%	$2,996,628	-2.4%	$2,960,372	$3,260,483	-9.2%
2	Avg. Total Covered Loans (1)	$788,108	$1,045,360	-24.6%	$831,161	-5.2%	$809,515	$904,195	-10.5%
3	Avg. Total Non-Covered Loans	$2,136,407	$2,338,294	-8.6%	$2,165,467	-1.3%	$2,150,857	$2,356,288	-8.7%

4	Non-Covered Loans:
5	Provision for Loan Losses	$2,800	$2,600	7.7%	$2,800	0.0%	$5,600	$4,400	27.3%
6	Gross Loan Losses	4,255	3,937	8.1%	4,456	-4.5%	8,711	6,865	26.9%
7	Net Loan Losses	3,400	3,281	3.6%	3,527	-3.6%	6,927	5,748	20.5%
8	Recoveries / Gross Loan Losses	20%	17%		21%		20%	16%
9	Net Loan Losses / Avg. Non-Covered Loans (a)	0.64%	0.56%		0.66%		0.65%	0.49%
10	Provision for Loan Losses / Avg. Non-Covered Loans (a)	0.53%	0.45%		0.52%		0.53%	0.38%
11	Provision for Loan Losses / Net Loan Losses	82.3%	79.2%		79.4%		80.8%	76.5%
(1)	Covered loans represent purchased loans on which losses are shared with the FDIC per a Loss-Sharing Agreement.

Covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.

(a)	annualized

Public Information July 13, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2010
9. Credit Quality.

		(dollars in thousands)
				6/30/10 /		6/30/10 /
		6/30/10	6/30/09	6/30/09	3/31/10	3/31/10	12/31/09	9/30/09	3/31/09

1	Non-Covered Nonperforming Loans:
2	Nonperforming Nonaccrual Loans	$19,941	$29,603	-32.6%	$20,230	-1.4%	$19,837	$31,352	$10,943
3	Performing Nonaccrual Loans	24	26	-8.2%	57	-57.8%	25	61	27

4	Total Nonaccrual Loans	19,965	29,629	-32.6%	20,287	-1.6%	19,862	31,413	10,970
5	Accruing Loans 90+ Days Past Due	712	614	16.0%	746	-4.6%	800	1,212	777

6	Total Non-Covered Nonperforming Loans	20,677	30,243	-31.6%	21,033	-1.7%	20,662	32,625	11,747

7	Non-Covered Repossessed Loan Collateral	18,028	4,715	282.4%	14,266	26.4%	12,642	4,319	4,756

8	Total Non-Covered Nonperforming Assets	38,705	34,958	10.7%	35,299	9.6%	33,304	36,944	16,503

9	Covered Nonperforming Loans (1):
10	Nonperforming Nonaccrual Loans	37,438	65,910	-43.2%	52,431	-28.6%	66,965	53,255	34,437
11	Performing Nonaccrual Loans	22,908	16,901	35.5%	25,731	-11.0%	18,183	26,277	3,632

12	Total Nonaccrual Loans	60,346	82,811	-27.1%	78,162	-22.8%	85,148	79,532	38,069
13	Accruing Loans 90+ Days Past Due	249	8,622	-97.1%	317	-21.5%	210	935	9,866

14	Total Covered Nonperforming Loans (1)	60,595	91,433	-33.7%	78,479	-22.8%	85,358	80,467	47,935

15	Covered Repossessed Loan Collateral (1)	23,670	13,691	72.9%	22,305	6.1%	23,297	18,740	13,391

16	Total Covered Nonperforming Assets (1)	84,265	105,124	-19.8%	100,784	-16.4%	108,655	99,207	61,326

17	Total Nonperforming Assets	$122,970	$140,082	-12.2%	$136,083	-9.6%	$141,959	$136,151	$77,829

18	Non-Covered Classified Loans	$55,750	$53,359	4.5%	$58,245	-4.3%	$57,241	$66,810	$41,453

19	Covered Classified Loans, Gross (1)	195,175	153,972	26.8%	184,565	5.7%	181,516	174,583	169,778
20	Covered Classified Loans FDIC Indemnification (1)	(156,140)	(123,178)		(147,652)		(145,213)	(139,666)	(135,822)

21	Covered Classified Loans, Net (1)	39,035	30,794	26.8%	36,913	5.7%	36,303	34,917	33,956

22	Total Classified Loans	$94,785	$84,153	12.6%	$95,158	-0.4%	$93,544	$101,727	$75,409

23	Total Non-Covered Loans Outstanding	$2,124,570	$2,322,005	-8.5%	$2,146,580	-1.0%	$2,201,088	$2,267,130	$2,356,237
24	Total Covered Loans Outstanding (1)	763,619	1,031,643	-26.0%	809,503	-5.7%	855,301	932,656	1,089,071

25	Total Loans Outstanding	$2,888,189	$3,353,648	-13.9%	$2,956,083	-2.3%	$3,056,389	$3,199,786	$3,445,308

26	Total Assets	$4,727,086	$5,193,595	-9.0%	$4,745,495	-0.4%	$4,975,501	$4,971,159	$5,428,865

27	Non-Covered Loans:
28	Allowance for Loan Losses	$39,716	$43,122	-7.9%	$40,316	-1.5%	$41,043	$42,683	$43,803
29	Allowance/Non-Covered Loans	1.87%	1.86%		1.88%		1.86%	1.88%	1.86%
30	Non-Covered Nonperforming Loans/Non-Covered Loans	0.97%	1.30%		0.98%		0.94%	1.44%	0.50%
31	Non-Covered Nonperforming Assets/Total Assets	0.82%	0.67%		0.74%		0.67%	0.74%	0.30%
32	Allowance/Non-Covered Nonperforming Loans	192%	143%		192%		199%	131%	373%

33	Covered Loans (1):
34	Fair Value Discount on Covered Loans	$75,522	$114,276		$83,325		$93,251	$98,738	$149,290
35	Discount/Covered Loans, gross	9.00%	9.97%		9.33%		9.83%	9.57%	12.06%
36	Covered Nonperforming Assets/Total Assets	1.78%	2.02%		2.12%		2.18%	2.00%	1.13%
37	Fair Value Discount on Repossessed Loan Collateral	$0	$7		$0		$0	$4,389	$11,178
38	Discount/Covered Repossessed Loan Collateral, gross	0.00%	0.05%		0.00%		0.00%	18.98%	45.50%

(1)	Covered loans and repossessed loan collateral represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement.
Covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.

Public Information July 13, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2010
10. Capital.

		(dollars in thousands, except per-share amounts)
				6/30/10 /		6/30/10 /
		6/30/10	6/30/09	6/30/09	3/31/10	3/31/10	12/31/09	9/30/09	3/31/09

1	Common Shareholders’ Equity	$527,681	$476,620	10.7%	$519,131	1.6%	$505,448	$494,383	$454,118
2	Preferred Shareholder’s Equity	0	82,611	n/m	0	n/m	0	41,335	82,550
3	Total Shareholders’ Equity	527,681	559,231	-5.6%	519,131	1.6%	505,448	535,718	536,668
4	Tier I Regulatory Capital	391,538	421,048	-7.0%	383,568	2.1%	370,011	394,283	394,829
5	Total Regulatory Capital	426,674	458,182	-6.9%	419,541	1.7%	406,339	431,913	432,822

6	Total Assets	4,727,086	5,193,595	-9.0%	4,745,495	-0.4%	4,975,501	4,971,159	5,428,865
7	Risk-Adjusted Assets	2,714,429	2,890,291	-6.1%	2,758,122	-1.6%	2,803,007	2,866,814	2,993,229

8	Total Shareholders’ Equity / Total Assets	11.16%	10.77%		10.94%		10.16%	10.78%	9.89%
9	Total Shareholders’ Equity / Total Loans	18.27%	16.68%		17.56%		16.54%	16.74%	15.58%
10	Tier I Capital /Total Assets	8.28%	8.11%		8.08%		7.44%	7.93%	7.27%
11	Tier I Capital / Risk-Adjusted Assets	14.42%	14.57%		13.91%		13.20%	13.75%	13.19%
12	Total Capital / Risk-Adjusted Assets	15.72%	15.85%		15.21%		14.50%	15.07%	14.46%
13	Tangible Common Equity Ratio	8.17%	6.26%		7.92%		7.22%	6.95%	5.52%
14	Common Shares Outstanding	29,118	29,214	-0.3%	29,206	-0.3%	29,208	29,207	28,874
15	Common Equity Per Share	$18.12	$16.31	11.1%	$17.77	2.0%	$17.31	$16.93	$15.73
16	Market Value Per Common Share	$52.52	$49.61	5.9%	$57.65	-8.9%	$55.37	$52.00	$45.56

17	Share Repurchase Programs

		(shares in thousands)
				Q2’10 /		Q2’10 /			6/30’10YTD /
		Q2’10	Q2’09	Q2’09	Q1’10	Q1’10	6/30’10YTD	6/30’09YTD	6/30’09YTD

18	Total Shares Repurchased / Canceled	220	6	n/m	88	n/m	308	22	n/m
19	Average Repurchase Price	$56.35	$51.90	8.6%	$54.75	2.9%	$55.90	$44.42	25.8%
20	Net Shares Repurchased (Issued)	88	(340)	n/m	2	n/m	90	(334)	n/m

Public Information July 13, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2010
11. Period-End Balance Sheets.

		(unaudited, dollars in thousands)
				6/30/10 /		6/30/10 /
		6/30/10	6/30/09	6/30/09	3/31/10	3/31/10	12/31/09	9/30/09	3/31/09

1	Assets:
2	Cash and Money Market Assets	$294,582	$169,291	74.0%	$253,571	16.2%	$361,577	$180,521	$149,566

3	Investment Securities Available For Sale	466,500	407,127	14.6%	414,987	12.4%	384,208	391,644	436,343
4	Investment Securities Held to Maturity	652,958	830,618	-21.4%	690,585	-5.4%	726,935	780,846	918,745

5	Non-Covered Loans	2,124,570	2,322,005	-8.5%	2,146,580	-1.0%	2,201,088	2,267,130	2,356,237
6	Allowance For Loan Losses	(39,716)	(43,122)	-7.9%	(40,316)	-1.5%	(41,043)	(42,683)	(43,803)

7	Non-Covered Loans, net	2,084,854	2,278,883	-8.5%	2,106,264	-1.0%	2,160,045	2,224,447	2,312,434
8	Covered Loans, net (1)	763,619	1,031,643	-26.0%	809,503	-5.7%	855,301	932,656	1,089,071

9	Total Loans	2,848,473	3,310,526	-14.0%	2,915,767	-2.3%	3,015,346	3,157,103	3,401,505

10	Non-Covered Other Real Estate Owned	18,028	4,715	282.4%	14,266	26.4%	12,642	4,319	4,756
11	Covered Other Real Estate Owned, net (1)	23,670	13,691	72.9%	22,305	6.1%	23,297	18,740	13,391
12	Premises and Equipment	36,816	26,490	39.0%	37,423	-1.6%	38,098	38,982	26,729
13	Identifiable Intangible Assets	32,529	39,934	-18.5%	34,070	-4.5%	35,667	38,264	41,630
14	Goodwill	121,673	121,699	0.0%	121,699	0.0%	121,699	121,699	121,699
15	Interest Receivable and Other Assets	231,857	269,504	-14.0%	240,822	-3.7%	256,032	239,041	314,501

16	Total Assets	$4,727,086	$5,193,595	-9.0%	$4,745,495	-0.4%	$4,975,501	$4,971,159	$5,428,865

17	Liabilities and Shareholders’ Equity:
18	Deposits:
19	Noninterest Bearing	$1,427,611	$1,334,871	6.9%	$1,376,760	3.7%	$1,428,432	$1,377,215	$1,353,696
20	Interest-Bearing Transaction	642,202	716,706	-10.4%	653,872	-1.8%	669,004	660,001	730,153
21	Savings	954,285	968,408	-1.5%	957,126	-0.3%	971,384	962,823	968,411
22	Time	866,462	1,137,152	-23.8%	907,271	-4.5%	991,388	1,024,587	1,204,021

23	Total Deposits	3,890,560	4,157,137	-6.4%	3,895,029	-0.1%	4,060,208	4,024,626	4,256,281

24	Short-Term Borrowed Funds	210,503	316,466	-33.5%	211,756	-0.6%	227,178	222,030	441,418
25	Federal Home Loan Bank Advances	10,223	86,338	-88.2%	10,306	-0.8%	85,470	85,904	86,772
25	Debt Financing and Notes Payable	26,430	26,564	-0.5%	26,464	-0.1%	26,497	26,531	26,598
26	Liability For Interest, Taxes and Other	61,689	47,859	28.9%	82,809	-25.5%	70,700	76,350	81,128

27	Total Liabilities	4,199,405	4,634,364	-9.4%	4,226,364	-0.6%	4,470,053	4,435,441	4,892,197

28	Shareholders’ Equity:
29	Preferred Stock	0	82,611	n/m	0	n/m	0	41,335	82,550
30	Common Equity:
31	Paid-In Capital	375,713	367,840	2.1%	371,982	1.0%	368,732	368,032	356,326
32	Accumulated Other Comprehensive Income	6,314	1,747	n/m	4,796	31.7%	3,714	6,053	2,274
33	Retained Earnings	145,654	107,033	36.1%	142,353	2.3%	133,002	120,298	95,518

34	Total Common Equity	527,681	476,620	10.7%	519,131	1.6%	505,448	494,383	454,118

35	Total Shareholders’ Equity	527,681	559,231	-5.6%	519,131	1.6%	505,448	535,718	536,668

36	Total Liabilities and Shareholders’ Equity	$4,727,086	$5,193,595	-9.0%	$4,745,495	-0.4%	$4,975,501	$4,971,159	$5,428,865

(1)	Covered loans and other real estate owned represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement. Covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.

Public Information July 13, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2010
12. Income Statements.

		(unaudited, dollars in thousands, except per-share amounts)
				Q2’10 /		Q2’10 /			6/30’10YTD /
		Q2’10	Q2’09	Q2’09	Q1’10	Q1’10	6/30’10YTD	6/30'09YTD	6/30'09YTD

1	Interest and Fee Income:
2	Loans	$44,060	$49,523	-11.0%	$44,702	-1.4%	$88,762	$94,618	-6.2%
3	Money Market Assets and Funds Sold	0	1	n/m	1	n/m	1	2	n/m
4	Investment Securities Available For Sale	4,026	4,539	-11.3%	3,895	3.4%	7,921	8,278	-4.3%
5	Investment Securities Held to Maturity	6,992	9,009	-22.4%	7,405	-5.6%	14,397	19,359	-25.6%

6	Total Interest Income	55,078	63,072	-12.7%	56,003	-1.7%	111,081	122,257	-9.1%

7	Interest Expense:
8	Transaction Deposits	218	293	-25.5%	217	0.8%	435	498	-12.7%
9	Savings Deposits	659	1,059	-37.8%	739	-10.9%	1,398	1,959	-28.6%
10	Time Deposits	1,303	3,116	-58.2%	1,532	-14.9%	2,835	5,795	-51.1%
11	Short-Term Borrowed Funds	543	856	-36.6%	621	-12.6%	1,164	1,482	-21.5%
12	Debt Financing and Notes Payable	422	421	0.1%	425	-0.7%	847	844	0.3%

13	Total Interest Expense	3,145	5,745	-45.2%	3,534	-11.0%	6,679	10,578	-36.9%

14	Net Interest Income	51,933	57,327	-9.4%	52,469	-1.0%	104,402	111,679	-6.5%

15	Provision for Loan Losses	2,800	2,600	7.7%	2,800	0.0%	5,600	4,400	27.3%

16	Noninterest Income:
17	Service Charges on Deposit Accounts	8,629	9,116	-5.3%	8,742	-1.3%	17,371	17,538	-1.0%
18	Merchant Credit Card	2,176	2,223	-2.1%	2,221	-2.0%	4,397	4,655	-5.6%
19	ATM Fees & Interchange	1,021	1,013	0.8%	891	14.7%	1,912	1,826	4.7%
20	Debit Card Fees	1,245	1,323	-5.9%	1,174	6.1%	2,419	2,389	1.3%
21	Financial Services Commissions	223	137	62.1%	149	50.0%	372	291	27.7%
22	Mortgage Banking	40	25	59.3%	20	94.9%	60	42	41.6%
23	Trust Fees	448	373	20.3%	381	17.6%	829	737	12.5%
24	Gain on Acquisition	0	0	n/m	0	n/m	0	48,844	n/m
25	Other	1,988	2,176	-8.7%	1,892	5.0%	3,880	4,032	-3.8%

26	Total Noninterest Income	15,770	16,386	-3.8%	15,470	1.9%	31,240	80,354	n/m

27	Noninterest Expense:
28	Salaries and Related Benefits	15,476	17,448	-11.3%	15,892	-2.6%	31,368	33,819	-7.2%
29	Occupancy	3,822	5,413	-29.4%	3,777	1.2%	7,599	10,823	-29.8%
30	Equipment	1,116	1,607	-30.6%	1,051	6.2%	2,167	2,829	-23.4%
31	Outsourced Data Processing	2,202	2,378	-7.4%	2,240	-1.7%	4,442	4,482	-0.9%
32	Amortization of Identifiable Intangibles	1,540	1,695	-9.1%	1,598	-3.6%	3,138	3,380	-7.2%
33	Professional Fees	867	779	11.3%	663	30.7%	1,530	1,667	-8.2%
34	FDIC Insurance Assessment	1,260	3,221	n/m	1,320	-4.5%	2,580	3,378	n/m
35	Other	5,812	6,125	-5.1%	5,490	5.8%	11,302	12,411	-8.9%

36	Total Noninterest Expense	32,095	38,666	-17.0%	32,031	0.2%	64,126	72,789	-11.9%

37	Income Before Income Taxes	32,808	32,447	1.1%	33,108	-0.9%	65,916	114,844	n/m
38	Income Tax Provision	9,247	9,264	-0.2%	9,532	-3.0%	18,779	38,836	n/m

39	Net Income	23,561	23,183	1.6%	23,576	-0.1%	47,137	76,008	n/m
40	Preferred Stock Dividends and Discount Accretion	0	1,107	n/m	0	n/m	0	1,685	n/m

41	Net Income Applicable to Common Equity	$23,561	$22,076	6.7%	$23,576	-0.1%	$47,137	$74,323	n/m

42	Average Common Shares Outstanding	29,207	29,126	0.3%	29,228	-0.1%	29,217	29,002	0.7%
43	Diluted Average Common Shares Outstanding	29,568	29,403	0.6%	29,596	-0.1%	29,582	29,254	1.1%
44	Per Common Share Data:
45	Basic Earnings	$0.81	$0.76	6.6%	$0.81	0.0%	$1.61	$2.56	n/m
46	Diluted Earnings	0.80	0.75	6.7%	0.80	0.0%	1.59	2.54	n/m
47	Dividends Paid	0.36	0.35	2.9%	0.36	0.0%	0.72	0.71	1.4%